UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 29, 1998

                       ALCOHOL SENSORS INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)



        NEW YORK                        0-26998                   11-3104480
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation                                             Identification
                                                                 Number


                 28 BRANDYWINE DRIVE, DEER PARK, NEW YORK 11729
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (516) 342-1515


                     11 OVAL DRIVE, ISLANDIA, NEW YORK 11722
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          (Former name or former address, if changed since last report)

     Item 5. Other Events.

     During December, 1998, three directors of the Company resigned: Michael Rosenbaum, Joseph Lively and Daniel Pizani. On January 29, 1999, the Board of Directors filled the resulting vacancies by electing Edward Gould and Rosemarie Massimillo to the Board.

     The Board also elected Mr. Gould to serve as President of the Company and Ms. Massimillo as its Vice-President.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALCOHOL SENSORS INTERNATIONAL, LTD.


                                 By:  /s/ Edward Gould
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                                      Edward Gould, President


Date:    February 4, 1999